LCI Industries Investor Presentation May 2022 1 LCI INDUSTRIES INVESTOR PRESENTATION March 2023

FORWARD-LOOKING STATEMENTS This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, retail and wholesale demand, integration of acquisitions, R&D investments, and industry trends, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of COVID-19, or other future pandemics, the Russia-Ukraine War, and heightened tensions between China and Taiwan on the global economy and on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and in the Company’s subsequent filings with the Securities and Exchange Commission. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as EBITDA, net debt to EBITDA leverage, and free cash flow. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the Appendix to this presentation. This presentation also includes certain forward-looking non-GAAP financial measures, such as forward-looking targets for net debt to EBITDA leverage. The Company is unable to provide a reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures because the Company is unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts or when they may occur. Such unavailable information could be significant to future results. 2

LCI AT A GLANCE A leading supplier of highly engineered components primarily to the OEMs of RVs, buses, trailers, trucks, boats, trains, manufactured housing, and their related aftermarkets * See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. Key Metrics 2022 2021 Change Net Sales $5,207M $4,473M +16% Diluted EPS $15.48 $11.32 +37% EBITDA* $682M $511M +34% Operating Margin 10.6% 8.9% +170 BPS 3

LCI AT A GLANCE Over the last three decades, LCI has strategically diversified operations into the RV adjacent market, aftermarket and marine industry; leaning into outdoor lifestyle movement * See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. 4

LCI OVERVIEW Industry-Leading Brands and Core Competencies 7 Core Competencies Metal Fabrication & Welding Lamination Glass Fabrication Cut & Sew Power & Motion Systems Electronics Plastics Forming Applicable Across a Number of Customer Segments Recreational Vehicle Marine Transit & School Bus Equestrian & Cargo Trailers Heavy & Light Trucking Housing & Building Products Other (e.g. Rail and Industrials) OEMs Aftermarket 5

LCI OVERVIEW 6 Since LCI was founded, we have always focused on the following:

KEY STRATEGIC OPPORTUNITIES Our long-term growth is guided by execution against four strategic pillars: 7 INNOVATION AS A CULTURE QUALITY LEADERSHIP & CULTURE CUSTOMER EXPERIENCE

LEADERSHIP & CULTURE We strive to drive superior returns to all of our teams...our PEOPLE, our CUSTOMERS and our SHAREHOLDERS 8 Striving to Lead • A passion to win, coupled with a robust growth strategy, drives us to be a leader in every market we enter • Strong cultural underpinning has helped reduce turnover, improve safety and service, and drive better efficiency, each supporting our continued outperformance Fostering Leadership and Leveraging our Culture to Grow • Our workforce is our largest engine for growth, and we are focused on empowering our leadership and equipping the next generation of leaders within LCI to drive our business forward • Our Leadership Development Team is committed to cultivating stronger leaders and a healthier culture, serving as trainers, coaches, and trusted advisors throughout the LCI organization

INNOVATION AS A CULTURE Innovation Propelling our Differentiation Strategy Continuously developing new product innovations to meet increasing demand for technologically-advanced products 9 Independent Suspension Gate Defender Jack OneControl The Fort Temp & Propane Sensors Furrion Power Cord Set ABS (Anti-Lock Braking System)

LEADER IN CUSTOMER EXPERIENCE Curated Communities both online and in-person activations • 21,000 Consumer members in our online communities (Facebook groups + Community App) • Attending over 20 events to engage directly with Consumers, including our very own Lippert Getaway • Leverage extended follower reach through Brand Ambassadors and Partnerships Providing support wherever, whenever • Care Center dedicated to providing 24/7 support on technical needs, parts ordering, and product information • Launched RV Owner School in 2022 to teach RVers practical, hands-on knowledge for use + maintenance • Rich library of videos + documentation for every product, use, and installation 10

DEDICATION TO QUALITY Reputation for safe and reliable products enabling continued market share growth • Quality of our products leads to strong customer relationships, helping us win new business and increase our market share Focus on automation to maintain quality while supporting profitability • Targeting further automation projects in 2023, driving product quality at scale and long-term margin expansion 11 Committed to delivering high-quality products, supported by ongoing focus on operational improvements Leveraging external industry knowledge to improve our teams, drive improvement • Adding experienced team members in key areas of quality, continuous improvement, and automation

ESG FOCUS AREAS Driving long-term value creation through progress on ESG initiatives. Commitment to Sustainability Reducing the environmental impact in our operations • 734,169 KWh of energy generated through solar in 2022; projected to grow to 4,380 MWh per year following completion of solar projects at 4 additional sites during 2023 • Recycled 7,758 tons of steel, 1,250 tons of aluminum, and 1,573 tons of other materials (cardboard, wood, and plastic) in 2022 • Publishing 2022 CSR report in 2023 reporting along GRI and SASB frameworks • Cross-functional ESG Steering Committee launched in 2023 Environmental, Health & Safety Adhering to the highest standards of environmental and safety management • Measuring and monitoring energy consumption, emissions, water, and waste withdrawals across operations • Two locations certified with Environmental Management System (EMS) and 17 certified with Quality Management System (QMS); plans to expand both certifications through 2023 • Monthly safety training required for 90% of LCI's workforce Social & Community Involvement Strive to create meaningful change and inspire a culture of giving • 150,000+ hours of community service within LCI communities in 2022 • $1.8 million+ in donations to support community needs • Launched Community Impact Grant program Corporate Governance New and Updated Policies: Code of Conduct, Whistleblower and Conflict Minerals • Expanded Employee Code of Conduct to comply with best practices in labor management • Updated Whistleblower Policy to expand compliance and ethics training, improved reporting channels • Ongoing focus to expand Board diversity 12

OUR BUSINESS

North American RV OEM Net Sales 2018 2019 2020 2021 2022 $0M $800M $1,600M $2,400M $3,200M Growth Drivers & Trends RV OEM 13% CAGR Key Drivers • Continue to see strong interest in the outdoor lifestyle led by peer to peer rentals and pricing advantage • North American RV OEM revenues up 17% YOY driven by strong first half, partially offset by retail demand softening in latter half of the year Organic Growth Expectations • Current 2023 forecast of 330 - 350k units due to dealer inventory levels • Anticipating a gradual ramp, mostly in the second half of 2023, to levels consistent with 2019 RV Wholesale/Retail/Inventory Change Retail Wholesale Inventory Linear (Inventory) Q11 9 Q21 9 Q31 9 Q41 9 Q12 0 Q22 0 Q32 0 Q42 0 Q12 1 Q22 1 Q32 1 Q42 1 Q12 2 Q22 2 Q32 2 Q42 2 0 50,000 100,000 150,000 200,000 250,000 (80,000) (60,000) (40,000) (20,000) — 20,000 40,000 60,000 80,000 Content per Wholesale Unit • Travel trailer and fifth-wheel RV content of $6,090 for FY 2022 • Focus on operational execution has supported LCI's continued market share expansion • Increase of 45% over the comparable prior year period 14

North American Marine OEM Net Sales 2018 2019 2020 2021 2022 $0M $100M $200M $300M $400M $500M Growth Drivers & Trends MARINE OEM 47% CAGR Key Drivers • Benefits from secular tailwinds within the outdoor recreation space, driving heightened long-term demand • Inventories were managed efficiently in 2022 to ensure more stable production schedules heading into 2023 • Building out our Captain’s customer support group, boasting 2,000+ group members • Expanding market presence through acquisitions Content per Wholesale Unit • Content per power boat of $1,712 for for FY 2022 • Increase of 19% over the comparable prior year period 15

AFTERMARKET

Growth Drivers & Trends



Key Drivers

- Secular outdoor recreation trends driving Aftermarket businesses forward
- Represents one of the strongest value drivers for LCI due to long runway for growth, counter-cyclicality, strong margin profile, and premium brands
- Innovative Furrion and Way catalogs driving ongoing portfolio expansion
- As RV OEM production begins to reduce, more consumers look to repair and service their current units
- Customer experience leading towards innovative offerings through one-on-one engagement



Organic Growth Expectations

- Estimated to be double the size of the new RV market each year with higher margins
- Our aftermarket business will continue to provide diversification growth opportunities as it approaches the $1 billion mark
- Growth in OEM units drives opportunities for Aftermarket segment



2022
NA AM Net Sales
50%
32%
7%
11%
Towing & Truck Accessories
RV
Marine
Other



$1,000M
$800M
$600M
$400M
$200M
$0M
39% CAGR
2018
2019
2020
2021
2022
NA Aftermarket Net Sales



16

Growth Drivers & Trends INTERNATIONAL BUSINESS & OTHER ADJACENCIES Key Drivers • International: ◦ Experiencing different consumer demand than North American business, offering geographic diversification ◦ Demand still outpacing supply in many international regions due to supply shortages • Adjacencies: ◦ Building Products: Consists primarily of components for the manufactured and modular housing markets ◦ Transportation Products: Consists primarily of components for automotive, heavy truck, school bus, and commercial vehicle industries Organic Growth Expectations • International RV and marine divisions are forecasting sales growth over their 2022 results based on industry projections, pricing realization, and customer feedback NA OEM Adjacent Industries Net Sales* 2018 2019 2020 2021 2022 $0M $100M $200M $300M $400M $500M $600M $700M 16% CAGR 17 *Excludes North American OEM Marine net sales International Net Sales 2018 2019 2020 2021 2022 $0M $100M $200M $300M $400M $500M $600M $700M 54% CAGR

Operating Margin 8.9% 10.6% 2021 2022 (in th ou sa nd s) Consolidated Net Income $287,739 $394,974 2021 2022 (in th ou sa nd s) EBITDA* $510,730 $682,240 2021 2022 FY 2022 FINANCIAL PERFORMANCE * Additional information regarding adjusted EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. (in th ou sa nd s) Consolidated Net Sales $4,472,697 $5,207,143 2021 2022 Consolidated Net Sales by Market +16% RV OEM +25% Adjacent OEM +8% Aftermarket 18

Free Cash Flow* ($M) $68 $37 $211 $174 -$210 $472 2017 2018 2019 2020 2021 2022 $(250)M $0M $250M $500M EBITDA* ($M) $269 $266 $276 $321 $511 $682 2017 2018 2019 2020 2021 2022 $0M $200M $400M $600M $800M Diversification focus driving revenue and market share expansion, with effective cost management supporting strong EBITDA generation FINANCIAL OVERVIEW Sales Trend ($M) $2,148 $2,476 $2,371 $2,796 $4,473 $5,207 2017 2018 2019 2020 2021 2022 $0M $2,000M $4,000M $6,000M * See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. Diluted EPS $5.24 $5.83 $5.84 $6.27 $11.32 $15.48 2017 2018 2019 2020 2021 2022 $0 $4 $8 $12 $16 $20 21% CAGR 18% CAGR 20% CAGR 19

EXPANDING ADDRESSABLE MARKETS $11 billion in combined growth opportunity through various markets as we expand our footprint and diversify offerings Unlocking value through diversification: (1) Amounts in millions. "Market Opportunity" amounts represent Management's estimate of the size of the addressable market based on current products and pricing as of Q421, excluding the Company's current net sales to those markets. "Market Opportunity" is also based on current forecasted industry production rates for RV and Marine OEM as of June 1, 2022. 2022 Net Sales(1) 2021 Net Sales(1) Additional Market Opportunity(1) LCI Current Market Share RV OEM $2,800 $2,391 $2,250 ~55% Marine OEM $493 $385 $565 ~47% Aftermarket $825 $769 $5,350 ~13% International and Adjacent $1,089 $928 $2,800 ~28% 20

GROWTH STRATEGY Allocating capital towards diversification and expanding market share Allocating Capital to Areas with the Highest Growth Return • Investment in the business, with focus on automation projects • Reduce leverage • Return capital to shareholders • Execute strategic acquisitions Continue Execution of our Diversification Strategy • Lessen the impact from RV down cycles by further expanding market share in our Non-RV OEM channel to increase stability • Continue to expand offerings in our various markets through innovations and acquisitions Leveraging Strengths to Win Market Share • Continue to innovate, bringing new and useful offerings to the space • Consistent content per unit growth in the RV OEM industry • Unlocking cross-selling opportunities through new acquisitions 21

Strong Balance Sheet & Financial Flexibility FINANCIAL OVERVIEW Healthy balance sheet with ample liquidity enables execution of strategic priorities Fourth Quarter 2022 Fourth Quarter 2021 Cash and Cash Equivalents $47M $63M Remaining Availability under Revolving Credit Facility $307M $168M Net Debt/EBITDA (TTM)* 1.6x 2.4x Cash Provided by (Used in) Operating Activities (YTD) $603M $(112)M * See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. 22

Capital Deployment Strategy FINANCIAL OVERVIEW Reduce leverage Disciplined reinvestment to drive growth Acquisitions that align to strategy and financial targets Return capital to shareholders Attractive dividend yield Opportunistic share repurchases Target net debt / EBITDA leverage of 1.0x to 1.5x Future Use of CashHistorical Use of Cash Cash Priorities 20% 60% 20% CapEx Acquisitions Dividends CapEx Acquisitions Dividends Repurchases 23

Over 50 acquisitions in the last 20 years • Majority of last 20 acquisitions focused outside of North American RV industry Looking for: • Great leadership • Product innovation • Consistency with our core manufacturing disciplines • Niche markets • Favorable competitive landscape Typical synergies to improve EBITDA turns 2x • Purchasing power • Cross-selling opportunities • Capital infusion to drive growth (in m ill io ns ) Revenue Profile Organic Revenue Acquired Revenue 2018 2019 2020 2021 2022 $— $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Acquisition Strategy FINANCIAL OVERVIEW LCI’s acquisition strategy has driven significant, long-term revenue growth and further diversified the business 19.2% Organic CAGR Recent Acquisitions 24

Consolidated Financials APPENDIX ($ in millions except per share data) 2016 2017 2018 2019 2020 2021 2022 Net Sales $ 1,679 $ 2,148 $ 2,476 $ 2,371 $ 2,796 $ 4,473 $ 5,207 Operating Profit $ 201 $ 214 $ 199 $ 200 $ 223 $ 398 $ 553 % of Sales 12.0% 10.0% 8.0% 8.4% 8.0% 8.9% 10.6% Net Income $ 130 $ 133 $ 149 $ 147 $ 158 $ 288 $ 395 Diluted EPS $ 5.20 $ 5.24 $ 5.83 $ 5.84 $ 6.27 $ 11.32 $ 15.48 Cash Dividends (per share) $ 1.40 $ 2.05 $ 2.35 $ 2.55 $ 2.80 $ 3.45 $ 4.05 26

Balance Sheet APPENDIX *Debt increase in 2019, 2020, and 2021 due to funding recent acquisitions and liquidity for COVID-19 shutdowns. ($ in millions) 2016 2017 2018 2019 2020 2021 2022 Cash & Equivalents $ 86 $ 26 $ 15 $ 35 $ 52 $ 63 $ 47 Accounts Receivable 57 82 122 200 269 320 214 Inventory 189 275 341 394 494 1,096 1,030 Other Assets 455 563 766 1,234 1,483 1,809 1,956 Total Assets $ 787 $ 946 $ 1,244 $ 1,863 $ 2,298 $ 3,288 $ 3,247 Accounts Payable $ 51 $ 79 $ 78 $ 99 $ 185 $ 282 $ 144 Total Debt* 50 50 294 631 738 1,303 1,119 Other Liabilities 136 164 166 332 467 610 603 Total Liabilities $ 237 $ 293 $ 538 $ 1,062 $ 1,390 $ 2,195 $ 1,866 Total Equity $ 550 $ 653 $ 706 $ 801 $ 908 $ 1,093 $ 1,381 27

EBITDA Reconciliation of Non-GAAP Measures APPENDIX EBITDA is a non-GAAP performance measure included to illustrate and improve comparability of its results from period to period. EBITDA is defined as net income before interest expense, provision for income taxes, and depreciation and amortization expense. The Company considers this non-GAAP measure in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies. Year Ended December 31, ($ in thousands) 2017 2018 2019 2020 2021 2022 Net Income $ 132,884 $ 148,551 $ 146,509 $ 158,440 $ 287,739 $ 394,974 Interest Expense, Net 1,437 6,436 8,796 13,453 16,366 27,573 Provision for Income Taxes 79,960 43,801 44,905 51,041 94,305 130,481 Depreciation and Amortization 54,727 67,526 75,358 97,980 112,320 129,212 EBITDA $ 269,008 $ 266,314 $ 275,568 $ 320,914 $ 510,730 $ 682,240 28

Leverage ratio (net debt to EBITDA) Reconciliation of Non-GAAP Measures APPENDIX The Leverage Ratio (or Net Debt to EBITDA ratio) is a non-GAAP measure of the use of debt. The Leverage Ratio is calculated by dividing the total of long-term indebtedness, plus current portion of long-term debt, less cash and cash equivalents, by EBITDA. EBITDA, which is also a non-GAAP financial measure, is defined as the trailing twelve months earnings before interest, taxes, depreciation, and amortization. The Company uses the Leverage Ratio (or Net Debt to EBITDA ratio) as a metric to assess liquidity and the flexibility of its balance sheet. Consistent with other liquidity metrics, the Company monitors the Leverage Ratio as a measure to determine the appropriate level of debt the Company believes is optimal to operate its business, and accordingly, to quantify debt capacity available for strategic capital allocation and deployment through investments in the business (capital expenditures, acquisitions, and strategic investments) and for returning capital to the shareholders (dividends and share repurchases). The priorities for capital allocation and deployment will change as circumstances dictate for the business, and the Leverage Ratio can be significantly impacted by the amount and timing of large expenditures requiring debt financing, as well as changes in profitability. The Leverage Ratio is a non-GAAP measure and should not be considered an alternative to cash flows provided by operating activities as a measure of liquidity. The Company's calculation of the Leverage Ratio may differ from similar calculations used by other companies, and therefore, comparability may be limited. The GAAP measure of Total Debt to Net Income ratio is calculated by dividing total debt by net income. As of and for the Twelve Months Ended ($ in millions) December 31, 2022 December 31, 2021 Long-term Indebtedness $ 1,096 $ 1,232 Current Portion of Long-Term Debt 23 71 Total Debt 1,119 1,303 Less: Cash and Cash Equivalents 47 63 Net Debt $ 1,072 $ 1,240 Net Income, as reported GAAP $ 395 $ 288 Add back: Interest Expense, Net 28 16 Income Taxes 130 94 Depreciation and Amortization 129 112 EBITDA $ 682 $ 510 Net Debt to EBITDA Ratio 1.6 x 2.4 x Total Debt to Net Income Ratio 2.8 x 4.5 x 29

Free cash flow Reconciliation of Non-GAAP Measures APPENDIX Free cash flow is a non-GAAP measure of liquidity, calculated by subtracting capital expenditures from net cash flows provided by operating activities. The Company considers free cash flow to be a profitability and liquidity measure that provides useful information to management and investors about the amount of cash generated by the business after necessary capital expenditures. A limitation of the utility of free cash flow as a measure of the Company's financial performance and liquidity is that it does not represent the total increase or decrease in the Company's cash balance for the period. In addition, it is important to note that other companies, including companies in the same industry, may not use free cash flow, may calculate free cash flow in a different manner than the Company does, or may use other financial measures to evaluate their performance, all of which could reduce the usefulness of free cash flow as a comparative measure. A reconciliation of free cash flow to net cash flows provided by operating activities, the most directly comparable financial measure calculated and presented in accordance with GAAP, is provided above. ($ in millions) 2017 2018 2019 2020 2021 2022 Net Cash Flows Provided by (Used in) Operating Activities $ 155.1 $ 156.6 $ 269.5 $ 231.4 $ (111.6) $ 602.5 Less: Capital Expenditures 87.2 119.8 58.2 57.3 98.5 130.6 Free Cash Flow $ 67.9 $ 36.8 $ 211.3 $ 174.1 $ (210.1) $ 471.9 30

APPENDIX 31